SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                  ____________________________


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                         ________________


        Date of Report (Date of earliest event reported):
                        October 30, 2000

                          Alpharma Inc.


     (Exact name of registrant as specified in its charter)

        Delaware            1-8593            22-2095212
                          (State or other    (Commission    (IRS
Employer
     jurisdiction of      File Number)       Identification
     incorporation)                          No.)


         One Executive Drive, Fort Lee, New Jersey 07024
       (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code
                         (201) 947-7774


                         Not Applicable
        ________________________________________________
        (Former name or former address, if changed since
                          last report)

Item 5.   Other Events


As a part of a press release issued on October 30, 2000, which among other matters announced a restatement of certain previously issued financial statements, the Company attached as reported and as restated income statements and condensed balance sheets for each of the first three fiscal quarters of 1999, the year ended December 31, 1999 and the first two fiscal quarters of 2000. The Company intends to amend all affected reports previously filed under the Securities and Exchange Act of 1934, as soon as practical.

Copies of this attachment to the press release have been filed with this current report on Form 8-K as Exhibit 99.1 and are incorporated herein by reference.

Item 9.   Regulation FD Disclosures

On   October  30,  2000,  the  Company  issued  a  press  release
announcing   third  quarter  2000  earnings   and   the   planned
restatement of its financial statements for 1999 and the first and second quarters of 2000.

Copies of the press release (without the attachments described under Item 5 and filed as Exhibit 99.1) have been filed with this current report on Form 8-K as Exhibit 99.2 and are incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     Exhibits       Exhibit Description

     99.1 Certain financial information relating to a restatement of the Company's financial statements.

     99.2 Press Release dated October 30, 2000 (without the material attached as Exhibit 99.1)


                           Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Alpharma Inc.




                              By:  /s/Jeffrey E. Smith
                                   Jeffrey E. Smith
                                   Executive Vice President and
                                   Chief Financial Officer


Date:     October 31, 2000